UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2018

UNITED NATURAL FOODS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15723	05-0376157
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		No.)

313 Iron Horse Way, Providence, RI 02908

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (401) 528-8634

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01                                           Regulation FD Disclosure

As previously announced, on July 25, 2018, United Natural Foods, Inc., a Delaware corporation (the “Company”), obtained a debt financing commitment on the terms and subject to the conditions set forth in a commitment letter dated July 25, 2018 (the “Commitment Letter”) from Goldman Sachs Bank USA and Goldman Sachs Lending Partners LLC consisting of, among other things, (i) a senior secured asset-based revolving facility in an aggregate principal amount of $2,000 million that will be used to replace the Company’s existing senior secured asset-based revolving facility and (ii) a senior secured term loan credit facility (the “New Term Loan Facility”) in an aggregate principal amount of $2,150 million.  The Commitment Letter was amended and restated by the Amended and Restated Commitment Letter dated August 7, 2018, from Goldman Sachs Bank USA, Bank of America, N.A. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, and further amended and restated by the Second Amended and Restated Commitment Letter dated August 8, 2018, from Goldman Sachs Bank USA, Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Bank, National Association, JPMorgan Chase Bank, N.A. and U.S. Bank National Association, and as further amended by Amendment No. 1 to Second Amended and Restated Commitment Letter dated September 21, 2018.  The Company is hereby furnishing the information attached as Exhibit 99.1, a copy of a slide from the lender presentation to be distributed to potential lenders in connection with the New Term Loan Facility.  The information in this Current Report and the exhibit hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the Exchange Act) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description

99.1	A slide from the UNFI Lender Presentation

EXHIBIT INDEX

Exhibit No.	Description

99.1	A slide from the UNFI Lender Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED NATURAL FOODS, INC.

By:	/s/ Michael P. Zechmeister
Name:	Michael P. Zechmeister
Title:	Senior Vice President, Chief Financial Officer and Treasurer

Date: September 24, 2018